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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 28, 1999
                                                   ----------------


                           DISPLAY TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                   0-14427             33-2286268
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(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)


   5029 Edgewater Drive, Orlando, Florida                  32810
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  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (407) 521-7477
                                                   -----------------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On January 28, 1999, the Registrant completed the redemption of its remaining unexercised 82,630 common stock purchase warrants at the required redemption price of $.07 per warrant. Prior to the redemption, a total of 537,370 warrants were exercised at the price of $4.32 per warrant. A copy of the Registrant's notice of redemption sent to record holders of the warrants was previously filed with the Registrant's Form 8-K Current Report dated December 29, 1998. A copy of the Registrant's January 6, 1999 press release announcing the warrant redemption is filed with this Report as Exhibit 4.32.
                                                    ------------

     Also filed with this Report is the Registrant's pro forma Consolidated Balance Sheet as of December 31, 1998, showing the effect of the Registrant's receipt of proceeds of $2,127,038 from warrants exercised in January 1999.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b) Pro Forma Financial Information. The following pro forma financial information is filed as part of this Report:

          Display Technologies, Inc. and Subsidiaries Pro Forma Consolidated Balance Sheet as of December 31, 1998

     (c)  Exhibits.

          4.32 Press release dated January 6, 1999 announcing the redemption date for the Registrant's common stock purchase warrants

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DISPLAY TECHNOLOGIES, INC.
                                    (Registrant)


Date: February 5, 1999              By:  /s/ Marshall S. Harris
                                         -----------------------
                                             Marshall S. Harris
                                             Vice President, Secretary and
                                             General Counsel


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